Fees Summary	Dec. 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,200,000
Previously Paid Amount	0.00
Total Fee Amount	2,099.12
Total Offset Amount	0.00
Net Fee	$ 2,099.12